UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2007

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

      Nevada                       000-21430                        88-0296885
  (State or other
  jurisdiction of                (Commission                     (IRS Employer)
   corporation)                 File Number)
Identification No.)

           2901 Las Vegas Boulevard
               Las Vegas, Nevada                           89109
         (Address of principal office)                  (Zip code)

        Registrant's telephone number,                (702) 794-9237
              including area code


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           (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         On May 15, 2007, the Riviera Operating Corporation ("ROC"), a wholly-owned subsidiary of Riviera Holdings Corporation (the "Company") and Riviera Black Hawk Inc. ("RBH") a wholly-owned subsidiary of ROC, issued Salary Continuation Agreements (the "Agreements") to two executive officers and 57 other significant employees. Such Agreements are effective upon the execution by each officer or employee. The Agreements entitle such officers and employees certain compensation and benefits if the Company terminates their employment without cause (a "Company Termination") within a specified time period after a change in control of the Company, as described below.

         The Agreements with Mark Lefever, the Company's Treasurer and Chief Financial Officer and ROC's Executive Vice President of Finance, Tullio J. Marchionne, the Company's Secretary and General Counsel and ROC's Secretary and Executive Vice President, and two other significant employees entitle such employees to 12 months of base salary and 24 months of health insurance benefits in the event of a Company Termination within 24 months after a change in control of the Company.

         The other Agreements that are entered into with 55 other current significant employees entitle such employees to six months of base salary and health insurance benefits, subject to such employees' duty to mitigate by obtaining similar employment elsewhere, in the event of a Company Termination within 12 months after a change in control. All of the Agreements expire on December 31, 2008.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         (e) Effective May 16, 2007, in addition to his other duties Mark Lefever assumed the position of President of RBH, with an increase of salary from $250,000 to $300,000. In addition, see Item 1.01 of this Form 8-K for information concerning Salary Continuation Agreements issued to Mr. Marchionne and Mark Lefever, the Company's Treasurer and Chief Financial Officer and ROC's Executive Vice President of Finance.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date: May 18, 2007                RIVIERA HOLDINGS CORPORATION




                                          By: /s/ Mark Lefever
                                          Treasurer and Chief Financial Officer